UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT



                         Pursuant to Section 13 of the

                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  December 16, 1996


                   Sears Credit Account Master Trust II
              (Exact name of registrant as specified in charter)


Illinois                     33-79186-01            Not Applicable
(State of                    (Commission            (IRS Employer
Organization)                File Number)         Identification No.)

c/o Sears Receivables Financing Group, Inc.
3711 Kennett Pike
Greenville, Delaware                                      19807
(Address of principal executive offices)               (Zip Code)



Registrant's Telephone Number, including area code: (302) 888-3176



Former name, former address and former fiscal year, if changed since last report: Not Applicable

Item 5.     Other Events


      On December 16, 1996, Registrant made available the Monthly
Investor Certificateholders' Statements set forth as Exhibits 21(a) through 21(j).


Item 7.     Financial Statements and Exhibits

  21(a). Series 1994-1 Monthly Investor Certificateholders' Statement related to the distribution of December 16, 1996 and reflecting the performance of the Trust during the Due Period ended in November 1996, which will accompany the distribution on December 16, 1996.

  21(b). Series 1994-2 Monthly Investor Certificateholders' Statement related to the distribution of December 16, 1996 and reflecting the performance of the Trust during the Due Period ended in November 1996, which will accompany the distribution on December 16, 1996.

  21(c). Series 1995-2 Monthly Investor Certificateholders' Statement related to the distribution of December 16, 1996 and reflecting the performance of the Trust during the Due Period ended in November 1996, which will accompany the distribution on December 16, 1996.

  21(d). Series 1995-3 Monthly Investor Certificateholders' Statement related to the distribution of December 16, 1996 and reflecting the performance of the Trust during the Due Period ended in November 1996, which will accompany the distribution on December 16, 1996.

  21(e). Series 1995-4 Monthly Investor Certificateholders' Statement related to the distribution of December 16, 1996 and reflecting the performance of the Trust during the Due Period ended in November 1996, which will accompany the distribution on December 16, 1996.

  21(f). Series 1995-5 Monthly Investor Certificateholders' Statement related to the distribution of December 16, 1996 and reflecting the performance of the Trust during the Due Period ended in November 1996, which will accompany the distribution on December 16, 1996.

  21(g). Series 1996-1 Monthly Investor Certificateholders' Statement related to the distribution of December 16, 1996 and reflecting the performance of the Trust during the Due Period ended in November 1996, which will accompany the distribution on December 16, 1996.

  21(h). Series 1996-2 Monthly Investor Certificateholders' Statement related to the distribution of December 16, 1996 and reflecting the performance of the Trust during the Due Period ended in November 1996, which will accompany the distribution on December 16, 1996.

  21(i). Series 1996-3 Monthly Investor Certificateholders' Statement related to the distribution of December 16, 1996 and reflecting the performance of the Trust during the Due Period ended in November 1996, which will accompany the distribution on December 16, 1996.


  21(j). Series 1996-4 Monthly Investor Certificateholders' Statement related to the distribution of December 16, 1996 and reflecting the performance of the Trust during the Due Period ended in November 1996, which will accompany the distribution on December 16, 1996.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              Sears Credit Account Master Trust II
                                          (Registrant)


                        By:   Sears Receivables Financing Group, Inc.
                                    (Originator of the Trust)



                        By:   /S/Gary D. Farrar
                              Gary D. Farrar
                              Vice President, Administration


Date: December 16, 1996
                                 EXHIBIT INDEX


Exhibit No.


  21(a). Series 1994-1 Monthly Investor Certificateholders' Statement (December 16, 1996)

  21(b). Series 1994-2 Monthly Investor Certificateholders' Statement (December 16, 1996)

  21(c). Series 1995-2 Monthly Investor Certificateholders' Statement (December 16, 1996)

  21(d). Series 1995-3 Monthly Investor Certificateholders' Statement (December 16, 1996)

  21(e). Series 1995-4 Monthly Investor Certificateholders' Statement (December 16, 1996)

  21(f). Series 1995-5 Monthly Investor Certificateholders' Statement (December 16, 1996)

  21(g). Series 1996-1 Monthly Investor Certificateholders' Statement (December 16, 1996)

  21(h). Series 1996-2 Monthly Investor Certificateholders' Statement (December 16, 1996)

  21(i). Series 1996-3 Monthly Investor Certificateholders' Statement (December 16, 1996)

  21(j). Series 1996-4 Monthly Investor Certificateholders' Statement (December 16, 1996)